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EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of The Restaurant Company (the "Company") for the quarter ended April 16, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James
W. Stryker, Chief Financial Officer of the Company, certify, pursuant to
18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 31, 2006

                                              By: James W. Stryker
                                                  ------------------------------
                                                  James W. Stryker
                                                  Chief Financial Officer